                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 4)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        TIS MORTGAGE INVESTMENT COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                [FORM OF PROXY]


                        TIS MORTGAGE INVESTMENT COMPANY

                            PROXY FOR THE ADJOURNED
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 15, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned stockholder of TIS Mortgage Investment Company, a Maryland corporation (the "Company") hereby appoints Douglas B. Fletcher, Lorraine O. Legg and John E. Castello, or any one or more of them, each with full power of substitution, as Proxies, to represent the undersigned and vote as directed on the reverse hereof the undersigned's shares of common stock of the Company at the Company's annual meeting of stockholders to be held at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California, on Thursday, July 15, 1999, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER ON THE REVERSE HEREOF. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE HEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

           (Continued and to be signed and dated on the other side.)

/X/  Please mark your vote as indicated in this example

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW.

(1)  ELECTION OF DIRECTORS.

                                                                         Nominees          Class
     /    /  FOR ALL NOMINEES LISTED AT RIGHT (EXCEPT AS           Patricia M. Howe        2000
             INDICATED TO THE CONTRARY BELOW)                      Robert W. Ledoux        2000
                                                                   Douglas B. Fletcher     2001
     /    /  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED    J. David Schemel        2001
             AT RIGHT                                              Anthony H. Barash       2002
                                                                   Lorraine O. Legg        2002

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE BELOW.)

(2) OTHER BUSINESS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE FOR THE ELECTION OF SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTOR AS THE BOARD OF DIRECTORS SHALL SELECT IF ANY NOMINEE(S) NAMED ABOVE BECOME(S) UNABLE TO SERVE AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING, AMONG OTHER THINGS, A MOTION TO ADJOURN THE ANNUAL MEETING TO ANOTHER TIME OR PLACE FOR, AMONG OTHER THINGS, THE PURPOSE OF SOLICITING ADDITIONAL PROXIES.

     Please date this proxy and sign exactly as your name(s) appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other representative, give your full title as such. If a corporation, sign the full corporate name by an authorized officer, stating his or her title. If a partnership, sign in partnership name by an authorized person.

Dated:________, 1999


                                     _________________________
                                     Signature

                                     _________________________
                                     Title


                                     _________________________
                                     Signature if held jointly

                                     _________________________
                                     Title


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.